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                                                                   EXHIBIT 10.12
                           HYPOTHECATION OF SECURITIES



BETWEEN: DOMINION BRIDGE CORPORATION, a corporation, having a place of business at 500 Notre-Dame Street, in the City of Lachine, Province of Quebec, H8S 2B2 herein acting and represented by Michel L. Marengere, its Chief Executive Officer, duly authorized in virtue of a resolution of directors, hereinafter referred to as the


                                                  "GRANTOR"


AND: BNY FINANCIAL CORPORATION - CANADA, a corporation, having a place of business at 500 Rene-Levesque
                                     Boulevard West, Suite 1400,
                                     Montreal, Quebec, H2Z 1W7, acting
                                     for itself as a "LENDER" in its
                                     capacity as a "Lender" under the
                                     "AGREEMENT" (as hereinafter defined)
                                     and any other Lenders from time to
                                     time parties to the AGREEMENT by way
                                     of assignment or otherwise
                                     (hereinafter collectively referred
                                     to as the "LENDERS")


                                                     AND


                                     BNY FINANCIAL CORPORATION - CANADA ("BNY") in its capacity as "Agent" for the LENDERS and any other party who from time to time may succeed BNY in its capacity as Agent for the LENDERS (hereinafter collectively referred to as the "AGENT")

                                     (the LENDERS and the AGENT being
                                     hereinafter collectively referred to
                                     as the "CREDITOR")

                                                 "CREDITOR"


                  WHEREAS the CREDITOR have entered into arrangements with the "DEBTOR" (as hereinafter defined) whereby the DEBTOR is or may become indebted to any one or more of the CREDITOR;


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                  WHEREAS the GRANTOR has agreed, as security for the
"OBLIGATIONS" (as hereinafter defined), to grant the security herein provided for;


THE PARTIES AGREE AS FOLLOWS:


1.00              PREAMBLE

1.01 The preamble forms part hereof as if recited at full length herein.


2.00              DEFINITIONS

2.01 Unless the context otherwise requires, the following expressions will have the respective meanings hereinafter set forth:


(a) "ADDITIONAL HYPOTHEC AMOUNT" has the meaning attributed to it in Section 3.02;

(b) "AGREEMENT" means the Credit Agreement bearing formal date of September 12, 1997 among the DEBTOR, the CREDITOR and others as the same may be amended, supplemented, modified, renewed, revised, restated or replaced from time to time;

(c)               "DEBTOR" means GROUPE CEDAR CANADA INC./CEDAR GROUP
                  CANADA INC.;

(d) "GUARANTEE" means, the Guarantee entered into by the GRANTOR in favour of the CREDITOR bearing formal date of September 12, 1997 with respect to the indebtedness of the DEBTOR, as the same may be amended, supplemented, revised, renewed, replaced or restated from time to time;

(e)               "EVENT OF DEFAULT" has the meaning attributed to it in
                  Section 7.00;

(f) "HYPOTHEC AMOUNT" means SEVENTY-FIVE MILLION DOLLARS CANADIAN ($75,000,000.00 CDN);

(g) "INTEREST RATE" means twenty-five percent (25%) per annum;

(h) "OBLIGATIONS" means, the indebtedness from time to time of the GRANTOR to any one or more of the parties comprising the CREDITOR pursuant to the GUARANTEE, the indebtedness from time to time of the DEBTOR and/or the GRANTOR to any one or more of the parties comprising the CREDITOR pursuant to the AGREEMENT and any and all



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                  other indebtedness from time to time of the GRANTOR and/or the
                  DEBTOR to any one or more of the parties comprising the CREDITOR including, without limitation, any and all sums already advanced and to be advanced to or for the GRANTOR and/or the DEBTOR and any indebtedness of any nature whatsoever, present and future, direct and indirect, absolute and contingent, matured or not, at any time owing or to become owing by the GRANTOR and/or the DEBTOR to any one or more of the parties comprising the CREDITOR, whether arising from the AGREEMENT or any other agreement, undertaking or dealing between the GRANTOR and/or the DEBTOR and any one or more of the parties comprising the CREDITOR or from an agreement, undertaking or dealing with any third party by which any one or more of the parties comprising the CREDITOR may be or become in any manner whatsoever a creditor of the GRANTOR and/or the DEBTOR or by reason of guarantees or letters of credit issued by or at request of any one or more of the parties comprising the CREDITOR for the DEBTOR or indemnities consented to by the GRANTOR and/or the DEBTOR, or howsoever otherwise arising, and whether the GRANTOR and/or the DEBTOR be bound alone or with another and whether as principal or surety, and any and all interest accrued thereon and all costs incurred by or on behalf of any one or more of the parties comprising the CREDITOR for recovering or conserving any property hypothecated in favour of the CREDITOR;

(i) "SECURITIES" means the SHARES together with all accessories and accretions thereto, substitutions and replacements thereof and all fruits and revenues emanating therefrom including, without limitation:

                  (i) all certificates, options, rights, or other distributions issued as an addition to, in substitution for, in exchange for or in renewal of the SHARES;

                  (ii) any and all dividends, whether in cash, kind or stock, received or receivable upon or in respect of any of the SHARES and all moneys or other property payable or paid on account of any return or repayment of capital in respect thereof or otherwise distributed in respect thereto or which shall in any way be charged to, or payable or paid out of, the capital of the issuer thereof;

                  (iii) any and all other property that may at any time be received or receivable by or otherwise distributed to the GRANTOR in respect of, or in substitution for, or in addition to, or in exchange for, any of the foregoing including,



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                                 without limitation, all other or additional
                                 stock or other securities or property
                                 (including cash) paid or distributed in
                                 respect of the SHARES by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar arrangement; and

                  (iv) any and all cash, securities and other proceeds of the foregoing and all rights and interests of the GRANTOR in respect thereof or evidenced thereby;

(j) "SHARES" means all of the issued and outstanding shares of every class of the capital stock of the DEBTOR which are at any time owned by the GRANTOR including, without limitation, the SPECIFIC SHARES;

(k) "SPECIFIC SHARES" means the shares in the capital stock of the DEBTOR owned by the GRANTOR as described in Schedule "A" hereto under the heading entitled "SPECIFIC SHARES" together with all accessories and accretions thereto, substitutions and replacements thereof and all fruits and revenues emanating therefrom including, without limitation:

                  (i) all certificates, options, rights, or other distributions issued as an addition to, in substitution for, in exchange for or in renewal of the shares;

                  (ii) any and all dividends, whether in cash, kind or stock, received or receivable upon or in respect of any of the shares and all moneys or other property payable or paid on account of any return or repayment of capital in respect thereof or otherwise distributed in respect thereto or which shall in any way be charged to, or payable or paid out of, the capital of the issuer thereof;

                  (iii) any and all other property that may at any time be received or receivable by or otherwise distributed to the GRANTOR in respect of, or in substitution for, or in addition to, or in exchange for, any of the foregoing including, without limitation, all other or additional stock or other securities or property (including cash) paid or distributed in respect of the shares by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar arrangement; and


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                  (iv)           any and all cash, securities and other
                                 proceeds of the foregoing and all rights and interests of the GRANTOR in respect thereof or evidenced thereby.


3.00              HYPOTHECATION

3.01 As security for the OBLIGATIONS, the GRANTOR hereby grants a security interest in and hypothecates, in favour of the CREDITOR to the extent of the HYPOTHEC AMOUNT with interest thereon at the INTEREST RATE, the following:

(a)               the SPECIFIC SHARES; and

(b) as a universality, to the extent not otherwise effectively hypothecated hereunder, the SECURITIES.


3.02              ADDITIONAL HYPOTHEC

                  To further secure the performance and observance of all the GRANTOR's obligations hereunder, the GRANTOR hereby hypothecates and grants a security interest in the SECURITIES in favour of the CREDITOR to the extent of a further amount equal to twenty-percent (20%) of the HYPOTHEC AMOUNT ("ADDITIONAL HYPOTHEC AMOUNT").


4.00              DELIVERY OF SECURITIES

4.01 The AGENT acknowledges receipt of the certificates representing the SPECIFIC SHARES, which have been endorsed in blank for transfer, accompanied by transfer forms or powers of attorney duly executed in blank. The GRANTOR consents and agrees that the CREDITOR shall hold the SPECIFIC SHARES and any further SHARES delivered to it through the AGENT pursuant to
Section 4.02. In that regard, the AGENT acknowledges having received on the date hereof the evidence in writing of the hypothec created hereunder.

4.02 If at any time or from time to time after the date hereof, the GRANTOR shall acquire any additional or replacement SHARES (by purchase, stock dividend, subscription, conversion, redemption, cancellation or otherwise), the GRANTOR will forthwith deliver to the CREDITOR certificates representing such additional or replacement SHARES, endorsed in blank for transfer and accompanied by transfer forms or powers of attorney duly executed in blank by the GRANTOR.


5.00              VOTING, ETC.

5.01 Unless and until there occurs an EVENT OF DEFAULT, the GRANTOR shall be entitled to vote any and all of the SHARES and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate any of


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the terms of this agreement or any of the AGREEMENT or any instrument, agreement or document relating to the OBLIGATIONS, or which would have the effect of materially impairing the position or interests of the CREDITOR. All such rights of the GRANTOR to vote and to give consents, waivers and ratifications shall cease in case an EVENT OF DEFAULT shall occur, and Section
8.00 hereof shall become applicable. The GRANTOR agrees to grant to the CREDITOR an irrevocable proxy in a form acceptable to the CREDITOR to vote the SHARES. The proxy shall become effective from and after the occurrence of an EVENT OF DEFAULT.


6.00              DIVIDENDS AND OTHER DISTRIBUTIONS

6.01 Unless an EVENT OF DEFAULT shall have occurred, without prejudice to any prohibition with respect to the payment of dividends contained in the AGREEMENT, all cash dividends payable in respect of the SHARES shall be paid to the GRANTOR, provided that all cash dividends payable in respect of the SHARES which are determined by the CREDITOR, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital, shall be paid to the CREDITOR and at the CREDITOR's option, held by it as part of the SECURITIES or applied by it against any part of the OBLIGATIONS.


7.00              EVENTS OF DEFAULT

7.01              Each of the following events constitutes an "EVENT OF
DEFAULT" hereunder:

(a) If the GRANTOR or the DEBTOR fails to pay or fulfill any of the OBLIGATIONS;

(b) If an "Event of Default" (as such term is defined in the AGREEMENT) occurs.


8.00              RIGHTS OF CREDITOR

8.01 Upon the occurrence of an EVENT OF DEFAULT, the CREDITOR will have all hypothecary rights and other remedies and recourses presently or in the future available under law as well as all of the rights, powers and remedies (whether vested in it by this agreement, the AGREEMENT or any other documents, instruments or agreements relating to the OBLIGATIONS) for the protection and enforcement of its rights in respect of the SECURITIES, and to the extent permitted by applicable law, the CREDITOR shall be entitled, without limitation, to exercise the following rights, which the GRANTOR hereby agrees to be commercially reasonable:

(a) to receive all amounts payable in respect of the SECURITIES otherwise payable under Section 6.00 to the GRANTOR and to exercise all of the rights, powers, and remedies of the GRANTOR in respect thereof;

(b)               to vote all or any part of the SECURITIES (whether or


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                  not transferred into the name of the CREDITOR) and give all consents, waivers and ratifications in respect of the SECURITIES and otherwise act with respect thereto as though it were the outright owner thereof;

(c) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the SECURITIES;

(d) to execute all contracts, agreements, deeds, documents and instruments to bring, defend and abandon all actions, suits and proceedings with respect to the SECURITIES, and to take all actions in relation to all or any part of the SECURITIES as the CREDITOR in its absolute discretion may determine;

(e) to become the absolute owner of the SECURITIES or any part thereof in which event, the GRANTOR, concurrently with surrender or at any time thereafter at the request of the CREDITOR, will sign a voluntary Deed or agreement providing for the CREDITOR to take in payment the SECURITIES or any part thereof;

(f) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the SECURITIES in one or more parcels, or any interest therein, upon such terms and conditions and by way of one or more sales by private agreement, call for tenders or public auction or combinations thereof, as the CREDITOR sees fit, and the CREDITOR may, at any time, change or substitute any method of sale for any other method of sale of the SECURITIES. Notwithstanding any provision of law to the contrary, in any call for tenders, the CREDITOR will not be obliged to accept the highest offer or any offer and, in the event that no offer is accepted, may proceed to sell such SECURITIES by any other method. The GRANTOR expressly agrees that the CREDITOR will not be required to obtain and present to the Court any appraisals of such SECURITIES and that such SECURITIES may be sold without any upset price therefor;

(g) generally, to take all such other action as the CREDITOR in its absolute discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 8.00 and which the CREDITOR may or can do lawfully and to use the name of the GRANTOR for the purposes aforesaid and in any proceedings arising therefrom.


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9.00              REMEDIES CUMULATIVE

9.01 The rights and remedies of the CREDITOR hereunder are cumulative and not alternative and are in addition to every other right and remedy now or hereafter existing in favour of the CREDITOR, whether by law or otherwise.


10.00             APPLICATION OF PROCEEDS

10.01 All moneys collected by the CREDITOR upon any sale or other disposition of the SECURITIES, together with all other moneys received by the CREDITOR hereunder, shall be applied in respect of the OBLIGATIONS as the CREDITOR deems best.


11.00             COSTS AND EXPENSES

11.01 The GRANTOR shall pay all reasonable out-of-pocket costs and expenses incurred by the CREDITOR in connection with the administration, preparation, execution and delivery of this agreement and the publication of the CREDITOR's rights hereunder, and in connection with the preservation and enforcement of rights under, and any renegotiation or restructuring of, this agreement and any amendment, waiver or consent relating thereto including, without limitation, all reasonable fees and disbursements of counsel for the CREDITOR in connection with any of the foregoing.


12.00             NON-RESPONSIBILITY

12.01 The CREDITOR shall be deemed to have exercised reasonable care in the custody and preservation of the SECURITIES in its possession if the SECURITIES are accorded treatment substantially equal to that which the CREDITOR accords its own property, it being understood that the CREDITOR shall not be responsible for:

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturity, tenders or other matters relating to the SECURITIES, whether or not the CREDITOR has or is deemed to have knowledge of such matters; or

(b) taking any necessary steps to preserve rights against any parties with respect to the SECURITIES.

13.00             TRANSFER BY THE GRANTOR

13.01 The GRANTOR will not sell or otherwise dispose of, grant any option with respect to, or hypothecate, mortgage, pledge or otherwise assign, transfer or encumber the SECURITIES or any interest therein.

14.00             REPRESENTATIONS AND WARRANTIES

14.01 The GRANTOR hereby represents and warrants that as of the date of this agreement and at all times during which this


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agreement is in effect:

(a) it has and will have legal title and is and will be the registered holder of the SECURITIES;

(b) the SECURITIES are and will be free and clear of all pledges, hypothecs, liens, mortgages, security interests, charges, options and other encumbrances whatsoever, except the hypothec created by this agreement;

(c) it has and will have the full power, authority and legal right to hypothecate the SECURITIES pursuant to this agreement;

(d) it has not ceded, assigned or transferred and will not cede, assign or transfer its rights, interest and benefits in the SECURITIES to any person nor has it performed any act or executed any other instrument nor will it perform any act or execute any other instrument which might prevent the CREDITOR from exercising its rights under this agreement or which would limit the CREDITOR in any such rights;

(e) no consent of any other party (including, without limitation, any stockholder or creditor of the GRANTOR) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is or will be required to be obtained by the GRANTOR which has not or will not have been obtained in connection with the execution, delivery or performance of this agreement or consummation of the transactions contemplated thereby, including, without limitation, the exercise by the CREDITOR of the voting or other rights provided for in this agreement or the remedies in respect of the SECURITIES pursuant to this agreement (except as may be required in connection with the disposition of the SECURITIES by laws affecting the offering and sale of securities generally);

(f) the SECURITIES have been and will be duly and validly issued, are fully paid and non-assessable;

(g) the SPECIFIC SHARES represent all of the issued and outstanding shares owned by the GRANTOR in the capital stock of the DEBTOR; and

(h) neither the execution and delivery of this agreement nor the granting of the hypothec in respect of the SECURITIES, constitutes or will constitute a violation or breach of the documents of incorporation or the by-laws of the GRANTOR or of any provision of any contract


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                  or other instrument to which the GRANTOR is a party or of
                  any provision of law to which the GRANTOR is or may be subject.


15.00     COVENANTS OF THE GRANTOR


15.01    The GRANTOR covenants and agrees that:

(a) it will defend the CREDITOR's right, title and interest in and to the SECURITIES against the claims and demands of all persons whomsoever;

(b) it will not, with respect to any SECURITIES, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments without the prior written consent of the CREDITOR;

(c) it will ensure that the hypothecation of SECURITIES in favour of the CREDITOR is recorded in the securities register of the minute book of the DEBTOR;

(d) no additional shares in the capital stock of the DEBTOR shall be issued to any party other than the GRANTOR.

16.00    WAIVERS

16.01 No delay or failure on the part of the CREDITOR in exercising any right or remedy hereunder shall affect such right or remedy, nor shall any single or partial exercise hereof preclude any further exercise thereof or the exercise of any other right or remedy. Any waiver by the CREDITOR of any of its rights or remedies hereunder will be valid only if express and in writing. No waiver shall be deemed to be or constitute a waiver of any other rights or remedies of the CREDITOR. In no event will the CREDITOR's acceptance, after the full payment of the OBLIGATIONS may have become due and payable, of any partial payment, be deemed to alter or affect the CREDITOR's rights with respect to any subsequent payment or default thereon. Moreover, should the CREDITOR grant or tolerate any extension or delay for payment or performance of any obligations of the GRANTOR, such extension, delay, indulgence or tolerance will not be deemed an acquiescence by the CREDITOR in such default or waiver of any of the CREDITOR's rights and remedies hereunder or in respect of any future default.

17.00    NATURE OF OBLIGATIONS AND SECURITY

17.01 Nothing contained in this agreement will be deemed to derogate from or alter the demand nature of any of the OBLIGATIONS, except to the extent that the CREDITOR has expressly and by separate written instrument granted a term for payment.

17.02 The security hereby granted secures and will continue to secure the OBLIGATIONS on a continuing and fluctuating basis and


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is and will be valid notwithstanding that the whole or any portion of the prestations in consideration of which the GRANTOR has undertaken its obligations towards the CREDITOR have not yet been received and notwithstanding that the whole or any portion of the OBLIGATIONS may not yet exist.

17.03 The security hereby granted will remain in full force and effect for the full HYPOTHEC AMOUNT and ADDITIONAL HYPOTHEC AMOUNT until such time as an express written discharge is executed by the CREDITOR and delivered to the GRANTOR. The hypothecs, security and rights hereby created in favour of the CREDITOR will not be extinguished, reduced, novated or otherwise affected by any payments made to or amounts received by the CREDITOR, directly or indirectly, from the GRANTOR or any other party.

17.04 Should the OBLIGATIONS at any time be fully extinguished without an express discharge of the security created hereunder having been granted, and should new OBLIGATIONS arise, the security created hereunder will secure the new OBLIGATIONS in the same manner and to the same extent as if there had never occurred an extinction of the old OBLIGATIONS and the GRANTOR is and will be obligated under the provisions hereof. The GRANTOR will be deemed to have obligated itself for the new OBLIGATIONS pursuant to the provisions hereof and the security herein created will secure such new OBLIGATIONS.

18.00     REGISTRATION AND PRESERVATION OF CREDITOR'S RIGHTS

18.01 The GRANTOR shall, without delay, effect the registrations required for publication of this agreement in all registers in which, the opinion of the CREDITOR, the registration thereof may be useful or necessary in order to create, perfect, preserve and protect the charges created hereunder and shall, as and when required, effect the registrations and publications, give all notices and do all other things required for the renewal, extension or preservation of this agreement and all documents, deeds and agreements supplemental or ancillary hereto, as the case may be. All such registrations shall be in form and content satisfactory to the CREDITOR and the GRANTOR shall deliver to the CREDITOR, on demand, certificates evidencing such registrations and renewals. Should the CREDITOR elect to effect any or all of the foregoing registrations and publications, the GRANTOR shall cooperate with the CREDITOR, to the extent deemed necessary or useful by the CREDITOR, in order that the CREDITOR may effect such registrations and publications.

18.02    The GRANTOR shall:

(a) notify in advance and provide the CREDITOR with information or details in connection with any additional or replacement SHARES acquired by the GRANTOR (by purchase, stock dividend, subscription, conversion, redemption, cancellation or otherwise) or any transaction involving the SECURITIES which may


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                  require registration or renewal of registration or any other action in order to preserve or protect the rights of the CREDITOR hereunder; and

(b) execute and deliver to the CREDITOR such supplemental agreements or notices containing further descriptions of any replacement or additional SHARES as well as such deeds and documents as may, in the opinion of the CREDITOR, be necessary or advisable to give the CREDITOR valid and enforceable charges upon such replacement or additional SHARES.

18.03 If the GRANTOR receives from the CREDITOR a written request or requests that the GRANTOR cause any registration, qualification or compliance under any securities law to be effected with respect to all or any part of the SECURITIES, the GRANTOR as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such SECURITIES, including, without limitation, appropriate qualifications under applicable securities laws and appropriate compliance with any other government requirements, and reasonably do or cause to be done all such other reasonable acts and things as may be necessary to make such sale of the SECURITIES valid and binding in compliance with applicable securities laws. The GRANTOR will cause the CREDITOR to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the CREDITOR such number of prospectuses, offering circulars or other documents incident thereto as the CREDITOR from time to time may reasonably request, and will indemnify the CREDITOR and all others participating in the distribution of such SECURITIES against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related transaction statement, notification or the like) a material fact required to be stated therein or necessary to make the statements not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the GRANTOR by the CREDITOR expressly for use therein.

18.04 If at any time when the CREDITOR shall determine to exercise its right to sell all or any part of the SECURITIES pursuant to Section 8.00 hereof, such SECURITIES or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any applicable securities law, the CREDITOR may, notwithstanding the fact that such registration has not been completed, in its sole and absolute discretion, sell such SECURITIES or part thereof by private sale in such manner and under such circumstances as the CREDITOR may deem necessary or


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advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the CREDITOR, in its sole and absolute discretion may:

(a) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such SECURITIES or any part thereof shall have been filed under such securities laws;

(b) approach and negotiate with a single possible purchaser to effect such sale; and

(c) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such SECURITIES or any part thereof. In the event of any such sale, the CREDITOR shall incur no responsibility or liability for selling all or any part of the SECURITIES at a price which the CREDITOR, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

19.00    POWER OF ATTORNEY

19.01 The GRANTOR hereby absolutely and irrevocably constitutes and appoints each party comprising the CREDITOR, acting alone, as the GRANTOR's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the GRANTOR upon the occurrence of an EVENT OF DEFAULT:

(a) to execute and do all such assurances, acts and things which the GRANTOR ought to do but has failed to do under the covenants and provisions contained in this agreement;

(b) to take any and all such action as such party or any of its sub-agents, nominees or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this agreement or any of the rights, remedies, powers or privileges of the CREDITOR under this agreement; and

(c) generally, in the name of the GRANTOR, exercise all or any of the powers, authorities, and discretions conferred on or reserved to the CREDITOR by or pursuant to this agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as such party may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The GRANTOR hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts any party comprising the CREDITOR or any of its sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted pursuant to this Section 19.00, which power of attorney, being given for security, is irrevocable.

20.00     CREDITOR'S RIGHT TO MAKE PAYMENTS

20.01 If the GRANTOR fails to pay when due any sum payable hereunder or fails to perform any of its obligations hereunder, whether or not the CREDITOR has invoked any EVENT OF DEFAULT, the CREDITOR may do so on the GRANTOR's behalf (but will not be obliged to), without notice to the GRANTOR, and the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR together with interest thereon at the INTEREST RATE. If, for any reason, the CREDITOR's security or rights hereunder are diminished, the CREDITOR may do such things and make such expenditures as are desirable or necessary to preserve its security or rights, without notice to the GRANTOR, in which event the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR, together with interest thereon at the INTEREST RATE, the whole without prejudice to any other recourse of the CREDITOR hereunder or by law.

21.00    NATURE OF OBLIGATIONS

21.01 Every obligation of the GRANTOR hereunder is and will remain indivisible and the performance thereof in its entirety may be claimed from each of the heirs, legatees, liquidators of any succession, trustees or legal representatives of the GRANTOR.

21.02 If there be more than one (1) GRANTOR hereunder, all of the obligations of the GRANTOR hereunder will be and remain solidary obligations of such persons, each waiving the benefits of division and discussion, such that each of them may be compelled separately to perform all of the obligations of the GRANTOR.

21.03 The GRANTOR hereby agrees and confirms that the rights of each of the parties comprising the CREDITOR are solidary and that each of the parties comprising the CREDITOR is entitled to exact the whole performance of the OBLIGATIONS from the GRANTOR, to give a full acquittance therefor and to exercise all rights and recourses and to enforce the security created hereunder.

21.04 Notwithstanding anything contained herein, each of the parties comprising the CREDITOR may act alone for all purposes under the present agreement including, without limitation, the exercise of any right, remedy, discretion or rights to make any demand or decision contemplated by or provided for in the present agreement and the GRANTOR shall be entitled to rely upon any act or decision made or taken in such regard by any one of the parties comprising the CREDITOR. Any notice, demand or other communication required or permitted to be given under this agreement or pursuant to applicable provisions of law shall be valid if made or given by any one of the parties comprising the CREDITOR, acting alone.

22.00    OTHER SECURITY

22.01 The security created hereunder is in addition to and not in substitution for nor deemed to be substituted by any other security now or hereafter held by or for the benefit of the CREDITOR and shall not be diminished or novated or otherwise affected by any other security or any promissory note or other evidence of indebtedness which the CREDITOR or any party for the benefit of the CREDITOR may have or obtain from the GRANTOR or any other person, nor shall any other security or note or evidence of indebtedness be diminished or novated or otherwise affected hereby.

23.00    ELECTION OF DOMICILE

23.01 Any notice to or demand upon the GRANTOR shall be given or made at the ordinary place of business of the GRANTOR or at the address in the judicial district referred to on the signature page of this agreement, or at the address of such new place of business of which the GRANTOR shall have subsequently notified the CREDITOR in writing. However, if the CREDITOR is unable to locate the GRANTOR at such address, then any such notice or demand may be served upon the GRANTOR at the Office of the Prothonotary of the Superior Court, District of Montreal at which office in such event the GRANTOR elects domicile for the purpose of this agreement.

24.00    NOTICE

24.01 Any notice, request or other communication hereunder to any party hereto in connection with this agreement shall be given in accordance with the provisions of the AGREEMENT.

25.00    GOVERNING LAW

25.01 This agreement shall be governed by and interpreted in accordance with the laws of the Province of Quebec.

26.00    INTERPRETATION

26.01 Any word herein contained in the singular number will include the plural; any word importing any gender will include the masculine, feminine and neuter genders; any word importing a person will include a corporation, a partnership and any other entity and vice-versa. The headings of this agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof or the construction or interpretation of this agreement.

27.00    OTHER DOCUMENTS

27.01 The GRANTOR undertakes to perform all acts and execute such deeds, documents and agreements as may be useful or necessary or required by the CREDITOR for purposes of giving full force and effect to the provisions hereof or to perfect the rights of the CREDITOR hereunder or in connection with the exercise by the CREDITOR of its rights and remedies hereunder.

28.00    SEVERABILITY

28.01 This agreement shall not be considered as an indivisible whole and every provision of this agreement is and shall be independent of the other and in the event that any part of this agreement is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this agreement shall not be affected by such declaration and all of the remaining clauses of this agreement shall remain valid, binding and enforceable.

29.00    CURRENCY CONVERSION

29.01 If, for purposes of obtaining judgment against the GRANTOR, it becomes necessary to convert into Canadian funds an amount due hereunder in U.S. funds, then the conversion shall be made at the rate of exchange prevailing on the last business day in Montreal, Quebec before the day on which the judgment is rendered.

                  For this purpose, "rate of exchange" means the spot rate at which the relevant CREDITOR is able to purchase U.S. funds with Canadian funds on the relevant date. In the event that there is a change in the rate of exchange prevailing between the day before the day on which the judgment is rendered and the date of payment of the amount due, the GRANTOR will pay such additional amount, as may be necessary to ensure that the amount paid on such date is the amount in Canadian funds which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due in U.S. funds.

30.00    PRECEDENCE

30.01 In the event that any provisions of this agreement contradict or are otherwise incapable of being construed in conjunction with the provisions of the AGREEMENT, the following will apply: (a) the provisions of the AGREEMENT shall take precedence over those contained in this agreement except that in the case of contradiction between the AGREEMENT and the provisions of Sections 21.03 and
21.04 hereof, the latter shall take precedence; and, (b) if any act of the GRANTOR is expressly permitted under the AGREEMENT but is prohibited under this agreement, any such act shall be deemed to be permitted under this agreement; the whole unless as a result thereof the hypothecs created herein or any of the hypothecary remedies of the CREDITOR hereunder would be in any way diminished or invalidated, in which case the provisions of this agreement will govern.

31.00    FORMAL DATE

31.01 This agreement may be referred to as bearing formal date of September 12, 1997 notwithstanding the actual date of its execution.

32.00    LANGUAGE

32.01 The parties acknowledge that they have required that this agreement and all related documents be prepared in English.

                  Les parties reconnaissent avoir exige que la presente convention et tous les documents connexes soient rediges en anglais.

AT MONTREAL THIS       DAY OF SEPTEMBER 1997.



                                            DOMINION BRIDGE CORPORATION


                                            PER:  /s/ Michel L. Marengere
                                                 ----------------------------





                                            BNY FINANCIAL CORPORATION - CANADA


                                            PER: /s/ Frank Imperato
                                                 -----------------------------

                             I N T E R V E N T I O N


For good and valuable consideration, the receipt of which is hereby acknowledged by the DEBTOR, whereof quit, the DEBTOR hereby declares to have taken cognizance of the foregoing Hypothecation of Securities, consents to and agrees to be bound by the provisions contained therein insofar as same may be applicable to it.


                                            GROUPE CEDAR CANADA INC./
                                            CEDAR GROUP CANADA INC.

                                            PER: /s/ Michel L. Marengere
                                                 ____________________________

                                  SCHEDULE "A"
                       TO THE HYPOTHECATION OF SECURITIES
              GRANTED BY IN FAVOUR OF DOMINION BRIDGE CORPORATION,
                    BEARING FORMAL DATE OF SEPTEMBER 12, 1997


                                 SPECIFIC SHARES

NUMBER AND CLASS                                        CERTIFICATE(S) NUMBER


1 Common                                                         C-1
26,220,000 Common                                                C-2
6,300,000 Common                                                 C-3

                      POWER OF ATTORNEY TO TRANSFER SHARES


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

______________________________________________________________________________
                              (Name of transferee)
of____________________________________________________________________________
                                    (Address)

_______________________________________________ Shares in the capital stock of
____________________________________________________________ ("Corporation")
standing in the name of the undersigned on the books of the Corporation represented by certificate(s) No(s) ___________________________________________
and hereby irrevocably constitutes and appoints _______________________________ the attorney of the undersigned to transfer the said certificate(s) on the books of the Corporation with full power of substitution.

MONTREAL THIS              DAY OF         199_.

                                           /s/ Michel L. Marengere
____________________________________       ____________________________________
WITNESS